SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                   MAY 20, 1999 (MAY 20, 1999) Date of report
                       (Date of earliest event reported)


                               KEYSPAN CORPORATION
                   (FORMERLY KNOWN AS MARKETSPAN CORPORATION)
             (Exact name of registrant as specified in its charter)



            NEW YORK                       1-14161               11-3431358
(State or other jurisdiction of        (Commission File       (I.R.S. Employer
         incorporation)                    Number)           Identification No.)


    175 EAST OLD COUNTRY ROAD
         HICKSVILLE, NEW YORK                                            11801

      ONE METROTECH CENTER
        BROOKLYN, NEW YORK                                               11201
(Address of principal executive offices)                             (Zip code)


Registrant's telephone number, including area code:  (516) 755-6650 (HICKSVILLE)
                                                     (718) 403-1000 (BROOKLYN)




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ITEM 5.  OTHER EVENTS

           On May 20, 1999, MarketSpan Corporation changed its corporate name to KeySpan Corporation.





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SIGNATURE



            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   KEYSPAN CORPORATION



Dated:  May 20, 1999               By: /s/ Craig G. Matthews
                                   ---------------------------
                                   Craig G. Matthews
                                   President and Chief Operating Officer